Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Crystal Rock Holdings, Inc. (the “Company”) for the quarter ended April 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Vice President of Finance and Principal Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Jurasek
David Jurasek
VP of Finance (Principal Financial Officer)

Date: June 15, 2015

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